                        Pilgrim Regional BankShares(SM)
                                 Annual Report
                               December 31, 1995

Dear Shareholder:

It was a very good year. Banks and thrifts were favored stock groups propelled by reasonable valuations, good earnings growth and consolidation. Pilgrim Regional BankShares (the "Fund") capitalized on those conditions: the Fund's total return based on net asset value was 49.7%* for the year. For the year ended December 31st, 1995, Lipper Analytical Services, Inc. ranked the Fund ninth out of a universe of 154 closed-end equity funds based on total return at net asset value.*** Lipper also ranked the Fund seventh out of a universe of 102 closed-end equity funds for the five years ended December 31, 1995. The Fund's 1995 return compares to returns of 36.9%, 37.5% and 57.5%, for the Dow Jones Industrial Average Index (the "Dow"), the Standard & Poor's 500 Index (the "S&P"), and the S&P Major Regional Bank Index**, respectively. In the fourth quarter, the Fund's total return based on net asset value was 8.0%*, while the above mentioned indices were up 7.5%, 6.0%, and 8.9%, respectively. Our underperformance relative to the S&P Major Regional Bank Index reflects the fact that in 1995 smaller banks lagged the performance of the larger banks which comprise that index.

I believe the bank sector still offers good value, although the fundamental factors are mixed. Bank stocks are selling at reasonable valuations compared to the market as a whole and I believe that consolidation will continue. In real estate, it is said that the three most important factors are location, location and location. In the banking and thrift area, today I believe the three most important factors to consider are consolidation, consolidation and consolidation. While I am still positive on the bank and thrift sector, I do not anticipate that the Fund's return will approach the nearly 50% increase that we achieved last year.

Turning to banking industry trends, recent year end earnings reports from banks reflect fourth quarter restructuring charges related to acquisitions and cost cutting programs, although overall results came in as expected. On the positive side, banks are very profitable and are generating excess capital which they are using to repurchase their stock, improving per share earnings. Cost control generally is excellent and good mergers are improving bottom line earnings. Negative trends include a slowing in loan demand, increased credit card and consumer loan losses, and unsustainably low loan loss provisions.

Low loan loss provisions are a product of the troughing of the credit cycle which has resulted in charge-offs and problem assets that are below historical levels. As the credit cycle changes direction, higher charge-offs will cause many banks to take higher loan loss provisions. This increase in provisions will be even more pronounced for banks which have run down their reserve levels by failing to take loss provisions that match even current charge-offs. It appears likely, then, that many banks will need higher loss provisions in the future, meaning that to the extent this is true, future earnings potential is dampened.

Of all banking trends, I still believe that credit card debt needs to be watched most closely, as credit card losses and delinquencies have increased in recent months. Some banks have indicated their belief that credit card losses will peak in the first quarter of this year and that the problems are associated with previous card solicitations that had inadequate credit standards. These banks claim to have improved their standards and adjusted their pricing; however, I remain skeptical. I believe that too many people have been given too many credit cards without being adequately screened and that the lure of fat profits has caused too many banks to reach too deeply into the population base. Some banks already are paying the price for this and I believe that the result will be worse than expected. Thus, I believe banks which have high levels of credit card exposure could be subject to earnings disappointments. We are trying to factor this into our stock selection process.

So far margins have not turned out to be as much of a problem as I had feared. Fourth quarter margins were mixed, but if interest rates continue to decline, I believe margins at most banks will come under pressure. When interest rates rose in 1994 and early 1995, banks did not have to raise the rates they paid on deposits by the full amount of the increase in the rates they received on their earning assets. Conversely, if interest rates continue to decline, banks will not be able to reduce their already low deposit rates by as much as the yields on their earning assets are likely to decline.

The fourth quarter proved to be an active one for the Fund. The Fund received a significant boost in the fourth quarter from the proposed acquisition of First Interstate Bancorp, the Fund's third largest position, by Wells Fargo and Company. Also in the fourth quarter, I added to existing Fund positions in:
BanPonce Corp., Corestates Financial Corp., Fleet Financial Group, Peoples Heritage Financial Group, Union Planters Corp., Columbia Bancorp, Sterling Bancshares, Charter One Financial and Fidelity Financial BankShares Corp. New positions were established in InterWest Bancorp, Inc. and Mountain Parks Financial Corp. The Fund also participated in the initial offering of Investors Financial Services and sold the position after realizing a good gain fairly quickly. I reduced the Fund's position in Commerce Bancshares, Inc. and Zions Bancorp on a price basis, and also reduced our position in Oriental Bank & Trust. Centura Banks became too expensive so I sold our entire position. Our Fund's proxy statement, which was distributed in late January, contains a number of significant items and should be reviewed carefully. I believe that the proposed investment policy revisions will enable shareholders to benefit more from consolidation in the industry. I also believe that keeping the Fund in its closed-end format will benefit shareholders.

Under the Fund's policy of maintaining a 7.0% annual payout, our next distribution is to be declared in June, 1996, payable in July, 1996. If you are currently receiving cash distributions, you may elect instead to have your distributions reinvested in additional shares of the Fund by notifying your broker or contacting the transfer agent, Investors Fiduciary Trust Company, P.O. Box 419338, Kansas City, MO 64141-6338, (800) 548-4521.

Thank you for giving us the opportunity to help you achieve your investment needs. As always, we welcome your comments and questions.

Sincerely,

/s/ Carl A. Dorf

Carl A. Dorf, C.F.A.
Vice President and Senior Portfolio Manager
Pilgrim America Group, Inc.

* Total return calculated at net asset value and assuming the reinvestment of all distributions. Sales charges or commissions are not reflected in these total returns.

Average annual total return based on NYSE market prices, assuming reinvestment of all distributions and no commissions, were 52.8%, 23.2% and 11.0% for the one and five year periods and for the period January 24, 1986 (commencement of operations) to December 31, 1995, respectively. With commissions of approximately 1.50% (based on purchases of 1,000 shares), the average annual total returns were 50.5%, 22.8% and 10.8% for the same periods, respectively.

Average annual total return on a net asset value basis, assuming reinvestment of all distributions was 49.7%, 26.3% and 13.0% for the one and five year periods and for the period January 24, 1986 (commencement of operations) to December 31, 1995, respectively. Sales charges or commissions are not reflected in these total returns.

** The S&P Major Regional Bank Index is a capitalization-weighted index designed to measure the performance of the major regional banks within the Standard & Poor's 500 Index.

*** Wall Street Journal, January 25th, 1996

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Pilgrim Regional BankShares is a closed-end management investment company listed on the New York Stock Exchange (NYSE:PBS). The Fund's primary investment objective is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in the equity securities of regional banks and the bank holding companies of such banks.

               PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1995


                                                                      MARKET
  SHARES                         COMMON STOCKS:  101.8%               VALUE
  ------                                                              ------
                     REGIONAL BANKS*:  73.7%
   276,450           BSB Bancorp (NY)............................  $  6,842,137
    37,500           Bancorp Hawaii, Inc. (HI)...................     1,345,313
    67,000           Bank of Boston (MA).........................     3,098,750
   150,000           Bank of New York (NY).......................     7,312,500
    62,000           BanPonce Corp. (PR).........................     2,414,125
    64,647           CB Bankshares (HI)..........................     1,874,763
    52,700           CPB, Inc. (HI)..............................     1,686,400
   394,000           Comerica, Inc. (MI).........................    15,809,250
   256,588           Commerce Bancshares, Inc. (MO)..............     9,814,491
   130,000           Compass Bancshares, Inc. (AL)...............     4,290,000
   233,758           Corestates Financial Corp. (PA).............     8,853,584
       630           Farmers & Merchants Bancorp (CA)............     1,165,500
    45,000           First American Corp. (TN)...................     2,131,875
    78,564           First of America Bank Corp. (MI)............     3,486,278
    70,900           First Interstate Bancorp (CA)...............     9,677,850
     1,100           First National Bank Anchorage (AK)..........     1,721,500
   163,750           First Security Corp. (UT)...................     6,304,375
    52,725           First Western Bancorp, Inc. (PA)............     1,449,938
   138,704           Fleet Financial Group Inc. (RI).............     5,652,188
   110,000           Hawkeye Bancorp (IA)........................     2,928,750
    95,600           Integra Financial Corp. (PA)................     6,022,800
   239,400           Keycorp (OH)................................     8,678,250
    27,760           Mercantile Bancorporation, Inc. (MO)........     1,276,960
   280,000           Mercantile Bankshares Corp. (MD)............     7,805,000
   195,000           National City Corp. (OH)....................     6,459,375
    84,000           One Valley Bancorp, Inc. (WV)...............     2,625,000
    77,000           Peoples Heritage Financial Group (ME).......     1,751,750
    70,000           Provident Bancorp, Inc. (OH)................     3,290,000
   117,700           Regions Financial Corp. (AL)................     5,061,100
    71,400           Southern National Corp. (NC)................     1,874,250
    55,000           Southtrust Corp. (AL).......................     1,409,375
    34,900           Union Planters Corp. (TN)...................     1,112,437
    45,500           U.S. Bancorp (OR)...........................     1,529,937
    76,600           Vallicorp Holdings, Inc. (CA)...............     1,062,825
    84,000           Zions Bancorp (UT)..........................     6,741,000
                                                                   ------------
                         Total...................................   154,559,626
                                                                   ------------

                     COMMUNITY BANKS:  11.1%
    54,500           Columbia Bancorp (MD).......................       940,125
    63,000           Community Bank System, Inc. (NY)............     2,016,000
    13,500           El Capitan National Bancshares, Inc. (CA)...       391,500
    71,500           Eldorado Bancorp (CA).......................     1,152,938

                       See Notes to Financial Statements

               PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1995


                                                                      MARKET
  SHARES                                                              VALUE
  ------                                                              ------
                     COMMUNITY BANKS (CONTINUED)
    43,106           First Financial Bankshares (TX).............  $  1,444,051
   208,404           Home Interstate Bancorp (CA)................     2,552,949
   110,460           Independent Bank Corp. (MI).................     2,996,228
    72,500 (a)(b)    Mountain Parks Financial Corp. (CO).........     1,613,125
    42,694           North Dallas Bank & Trust (TX)..............     1,376,881
   148,116           Oriental Bank & Trust (PR)..................     2,443,914
   290,575 (a)(b)    Security Shares, Inc. (TX)..................     1,925,059
   170,000           Sterling Bancshares, Inc. (TX)..............     2,975,000
    61,950           Today's Bancorp, Inc. (IL)..................     1,374,516
                                                                   ------------
                         Total...................................    23,202,286
                                                                   ------------

                     THRIFTS:  17.0%
   100,000           American Federal Bank (SC)..................     1,525,000
   140,000           Cenfed Financial Corp. (CA).................     3,360,000
   360,000           Charter One Financial, Inc. (OH)............    11,025,000
   160,000           Collective Bancorp, Inc. (NJ)...............     4,060,000
   111,750           Fidelity Financial Bankshares Corp. (VA)....     1,564,500
    17,500           InterWest Bancorp, Inc. (WA)................       356,563
     9,187           Laurel Capital Group, Inc. (PA).............       142,398
   360,000           Roosevelt Financial Group (MO)..............     6,930,000
   160,000           Security First Corp. (OH)...................     2,300,000
   113,200           Standard Federal Bank (MI)..................     4,457,250
                                                                   ------------
                         Total...................................    35,720,711
                                                                   ------------
                         Total Common Stocks (Cost $121,337,730).   213,482,623
                                                                   ------------


 PRINCIPAL
  AMOUNT                     SHORT-TERM INVESTMENTS:  1.2%             VALUE
----------                                                             -----

$2,608,000           Lehman Securities Repurchase Agreement,
                       5.70%, Due 01/02/96 (Collateralized by
                       $2,475,000, U.S. Treasury Notes, 8.88%,
                       due 11/15/97).............................     2,608,000
                                                                   ------------
                         Total Short-Term Investments
                           (Cost $2,608,000).....................     2,608,000
                                                                   ------------

                     TOTAL INVESTMENTS IN SECURITIES
                       (COST: $123,945,730) .............  103.0%   216,090,623
                                                                   ------------
                     LIABILITIES IN EXCESS OF CASH
                       AND OTHER ASSETS..................   (3.0)   (6,337,548)
                                                                   ------------
                         TOTAL NET ASSETS................  100.0%  $209,753,075
                                                                   ============

Cost for federal income tax purposes is $123,945,730. Net unrealized appreciation consists of:
                         Gross Unrealized Appreciation...........  $ 92,211,268
                         Gross Unrealized Depreciation...........       (66,375)
                                                                   ------------
                           Net Unrealized Appreciation...........  $ 92,144,893
                                                                   ============

 *     Banks with total assets of $1 billion or more.
(a)    Affiliated company (see Note 3)
(b)    Non-income producing security

See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1995


ASSETS:
Investments in securities, at value
  Unaffiliated issuers (Cost $117,987,424).....................   $209,944,439
  Affiliated issuers (Cost $3,350,306).........................      3,538,184
  Short-term investments at amortized cost.....................      2,608,000
Cash...........................................................          9,515
Receivables:
  Dividends and interest.......................................        651,956
  Securities sold..............................................      1,209,000
Prepaid expenses and other assets .............................          3,962
                                                                  ------------
        Total Assets ..........................................    217,965,056
                                                                  ------------

LIABILITIES:
Securities purchased...........................................        462,500
Dividends payable..............................................      7,489,202
Management fees payable........................................        138,889
Accrued expenses...............................................        121,390
                                                                  ------------
        Total Liabilities......................................      8,211,981
                                                                  ------------

NET ASSETS
  (equivalent to $14.83 per share based on 14,141,241
  shares issued and outstanding)...............................   $209,753,075
                                                                  ============

Net Assets Consist of:
  Paid-in capital..............................................   $119,431,703
  Accumulated distributions in excess of
   net investment income.......................................        (21,591)
  Accumulated distributions in excess of
   net realized gain on investments............................     (1,801,930)
  Net unrealized appreciation of investments...................     92,144,893
                                                                  ------------
        Net Assets ............................................   $209,753,075
                                                                  ============

                      See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1995


INVESTMENT INCOME:
Income:
  Dividends (Net of foreign taxes of $17,703)...................  $ 5,982,992
  Interest......................................................      269,223
  Other income..................................................        3,968
                                                                  -----------
     Total investment income....................................    6,256,183
                                                                  -----------

Expenses:
  Investment management fees....................................    1,421,324
  Recordkeeping and pricing fees................................      100,402
  Miscellaneous expenses........................................       72,923
  Transfer agent and registrar fees.............................       67,488
  Reports to shareholders.......................................       66,440
  Professional fees.............................................       55,360
  Custodian fees................................................       44,840
  Amortization of organization expenses.........................       33,478
  Insurance expense.............................................       31,813
  Directors' fees...............................................       18,574
  Administrative servicing costs................................        5,988
                                                                  -----------
     Total expenses.............................................    1,918,630
     Less: Custodian credits....................................       (1,967)
                                                                  -----------
     Net expenses...............................................    1,916,663
                                                                  -----------
     Net investment income......................................    4,339,520
                                                                  -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investments.............................   10,039,472
  Net change in unrealized appreciation of investments..........   57,607,407
                                                                  -----------
     Net gain on investments....................................   67,646,879
                                                                  -----------
        Net increase in net assets resulting from operations....  $71,986,399
                                                                  ===========

                      See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                 For the Year Ended December 31, 1995 and 1994


                                                     1995             1994
                                                -------------     -------------
Operations:
  Net investment income........................  $  4,339,520     $  3,581,925
  Net realized gains on investments............    10,039,472        9,483,756
  Net change in unrealized appreciation
   (depreciation) of investments...............    57,607,407      (16,977,420)
                                                 ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations...................    71,986,399       (3,911,739)
                                                 ------------     ------------
Distributions to Shareholders:
  Distributions from net investment income.....    (4,339,520)      (3,032,451)
  Distributions in excess of net
   investment income...........................      (477,369)              --
  Distributions from realized capital gains....    (9,123,342)      (9,319,903)
                                                 ------------     ------------
        Total distributions....................   (13,940,231)     (12,352,354)
                                                 ------------     ------------

Capital Share Transactions:
  Net increase in net assets derived from
   net change in the number of outstanding
   shares(a)...................................            --          131,059
                                                 ------------     ------------
        Total increase (decrease) in net
          assets...............................    58,046,168      (16,133,034)
Net assets, at the beginning of the year.......   151,706,907      167,839,941
                                                 ------------     ------------
Net assets, at the end of the year
  (including distributions in excess of net
     investment income and accumulated
     undistributed net investment income of
     $(21,939) and $582,953, respectively).....  $209,753,075     $151,706,907
                                                 ============     ============


(a) A summary of capital share transactions is as follows:


                                       1995                     1994
                             -----------------------   -----------------------
                              Shares       Value        Shares        Value
                             --------   -----------     --------   -----------
Shares issued in payment
 of distributions from
 net investment income
 and capital gains........   (149,065)  $(1,737,877)     223,732     2,467,540
Shares repurchased........    149,065     1,737,877     (223,732)   (2,336,481)
                             --------   -----------     --------   -----------
   Net increase                    --   $        --           --   $   131,059
                             ========   ===========     ========   ===========

                       See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS
                For a Share Outstanding Throughout Each Period

                                                                                                                      JANUARY 24,
                                                             YEAR ENDED DECEMBER 31,                                  1986(a) TO
                              ----------------------------------------------------------------------------------      DECEMBER 31,
                               1995(e)    1994      1993        1992    1991      1990     1989      1988     1987       1986
                              --------   -------   -------    -------  -------  -------  -------    ------   -------  ------------
PER SHARE OPERATING
 PERFORMANCE
Net Asset Value,
  beginning of period......   $ 10.73   $  11.87   $ 12.46    $ 10.12  $ 7.49    $ 10.26  $ 9.54    $ 8.17   $  9.09    $  9.30
                              -------   --------   -------    -------  ------    -------  ------    ------   -------    -------
Income (loss) from
  investment operations:
  Net investment income....      0.31       0.26      0.26       0.22    0.24       0.31    0.30      0.31      0.22       0.24
  Net realized and
    unrealized gain
    (loss) on investments..      4.78      (0.53)     0.75       2.93    3.33      (2.20)   1.50      1.43     (0.87)     (0.28)
                              -------   --------   -------    -------  ------    -------  ------    ------   -------    -------
     Total from investment
     operations............      5.09      (0.27)     1.01       3.15    3.57      (1.89)   1.80      1.74     (0.65)     (0.04)
                              -------   --------   -------    -------  ------    -------  ------    ------   -------    -------
Less Distributions:
  Distributions from
    net investment income..      0.31       0.22      0.26       0.22    0.24       0.31    0.31      0.37      0.22       0.17
  Distributions in execess
    of net investment
    income.................      0.03         --        --         --      --         --      --        --        --        --
  Distributions from
    realized capital gains.      0.65       0.65      0.73       0.47      --         --    0.44        --      0.05        --
  Distributions from
    paid-in capital                --         --        --       0.12    0.70       0.33      --        --        --        --
                              -------   --------   -------    -------  ------    -------  ------    ------   -------    -------
     Total distributions...      0.99       0.87      0.99       0.81    0.94       0.88    1.08      0.37      0.27       0.17
                              -------   --------   -------    -------  ------    -------  ------    ------   -------    -------
Other:
  Reduction in
  Net Asset Value
    from rights offering...        --         --     (0.61)       --      --         --      --        --        --         --
                              -------   --------   -------    -------  ------    -------  ------    ------   -------    -------
Net Asset Value,
  end of period............   $ 14.83   $  10.73   $ 11.87    $ 12.46  $10.12    $  7.49  $10.26    $ 9.54   $  8.17    $  9.09
                              =======   ========   =======    =======  ======    =======  ======    ======   =======    =======
Closing Market Value,
  end of period............   $ 12.88   $   9.13   $ 10.88    $ 11.63  $ 9.50    $  7.13  $ 9.13    $ 7.75   $  6.25    $  7.88
Total investment
  return (c)...............     52.81%     (8.85)%   1.95%(d)   31.53%  47.52%    (12.45)% 32.25%    30.17%   (17.79)%   (13.76)%(b)

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
  (in millions)............    $209.8     $151.7   $167.8     $140.6   $101.1    $ 74.9   $102.6    $95.7    $ 82.2      $ 91.5
Ratio of expenses to
  average net assets.......     1.05%       1.28%    0.91%      1.24%    1.31%     1.29%    1.26%    1.18%     1.13%       1.04%(b)
Ratio of net income
  to average net assets....     2.37%       2.13%    1.08%      2.00%    2.68%     3.59%    4.15%    3.28%     2.31%       2.59%(b)
Portfolio turnover rate....       13%         14%      17%        20%      31%       46%      63%      43%       76%         33%(b)

------------------
(a) Effective date of the Company's initial registration under the Securities Act of 1933, as amended.

(b)  Annualized.

(c) Total return calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.

(d) Calculation of total return excludes the effect of the per share dilution resulting from the Rights Offering as the total account value of a fully subscribed shareholder was minimally impacted.

(e) On April 7, 1995, the Investment Manager acquired the rights to manage the Fund and certain other mutual funds previously managed by Pilgrim Management Corporation.

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS
                              DECEMBER  31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Pilgrim Regional BankShares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The investment objective of the Fund is to invest at least 65% of its total assets in equity securities of regional banks with consolidated assets of $1 billion or more and the bank holding companies of such banks. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies established by the Board of Directors. Investments in securities maturing in less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Distribution to Shareholders. The Fund records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, organization costs and other timing differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital. Accordingly, amounts as of December 31, 1995 have been reclassified to reflect an increase in paid in capital of $3,077,594, a decrease in accumulated distributions in excess of net investment income of $127,175 and a decrease in accumulated distributions in excess of net realized gain on investments of $2,950,419.

E. Dividend Reinvestments. Pursuant to the Automatic Dividend Reinvestment Plan, Investors Fiduciary Trust Co., the Plan Agent, may purchase, from time to time, shares of the Fund's common stock on the open market to satisfy dividend reinvestments. Such shares will be purchased only when the closing sale or bid price, plus commission, is less than the net asset value per share of the stock. If the market price plus commissions is equal to or exceeds the net asset value, new shares valued at the net asset value most recently calculated will be issued.

F. Deferred Organization Expenses. All expenses incurred in connection with the organization and registration of the Fund under the Investment Company Act of 1940 and the Securities Act of 1933 were paid by the Fund. These organization expenses are being amortized over a period of ten years from the effective date of its registration.

G. Use of Estimates. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. The Repurchase Agreement held at December 31, 1995 was entered into on December 29, 1995 and matures on January 2, 1996. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligations to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

NOTE 2 - INVESTMENTS

For the year ended December 31, 1995, the cost of purchases and the proceeds from the sale of securities, excluding short-term notes, were $23,238,474 and $27,058,423, respectively.

NOTE 3 - INVESTMENT IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Funds. At December 31, 1995, the Fund had the following holdings in affiliated companies:

                            Mountain Parks
                            Financial Corp.           Security Shares, Inc.
                            ---------------           ---------------------
Acquisition Dates           September 29, 1995 to     September 19, 1994 to
                            December 12, 1995         September 28, 1994

Shares Held                         72,500                    290,575
Cost                            $1,679,500                 $1,670,806
Market Value                    $1,613,125                 $1,925,059

There was no dividend income from affiliates during the fiscal year ended December 31, 1995.

NOTE 4 - CAPITAL STOCK

At December 31, 1995, the authorized capital consisted of 50,000,000 shares of $.001 par value common stock.

NOTE 5 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

As of April 7, 1995, Express America Holdings Corporation ("Express America"), acquired the rights to manage and distribute Pilgrim America MagnaCap Fund (formerly Pilgrim MagnaCap Fund) Pilgrim America High Yield Fund (formerly Pilgrim High Yield Trust), and Pilgrim Government Securities Income Fund (formerly Pilgrim GNMA Fund), and the rights to manage Pilgrim Prime Rate Trust and Pilgrim Regional BankShares (collectively, the "Acquired Funds"). In conjunction with the acquisition, a new investment organization was formed, and is known as Pilgrim America Group Inc. ("PAG"), a wholly owned subsidiary of ExpressAmerica.

On April 7, 1995, the Fund entered into a new investment management agreement with Pilgrim America Investments, Inc. (the "Manager"), a wholly owned subsidiary of PAG to provide investment management and administrative services. Pursuant to this Investment Management Agreement, the Manager furnishes all investment advice, office space and salaries of personnel needed by the Fund, except those involved with portfolio trading activity (up to a maximum of $15,000 per annum). As compensation for its services, the Manager is paid a monthly fee which is equal to the annual rate of 1% on the first $30 million of average weekly net assets for the Fund, 0.75% of the next $95 million of average weekly net assets and 0.70% on average weekly net assets in excess of $125 million. At December 31, 1995, the Fund owed the Manager $138,889 for investment management and administrative services.

The Fund had an investment management agreement with Pilgrim Management Corporation (the "Former Manager"), to provide advisory and management services which terminated on April 7, 1995. The fee arrangement was identical to the investment management agreement currently in effect with the Manager.

Commencing April 7, 1995, certain officers and directors of the Company are also officers and/or directors of the Manager. From January 1, 1995 to April 7, 1995 certain officers and/or directors of the Fund were also officers and/or directors of the Former Manager.

NOTE 6 - CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company (IFTC) serves as the Fund's custodian and recordkeeper. Custody fees paid to IFTC are reduced by earnings credits based on the cash balances held by IFTC for the Fund. For the year ended December 31, 1995, the Fund received earnings credits of $1,967.

                           DIVIDEND REINVESTMENT AND
                         CASH PURCHASE PLAN (UNAUDITED)

The Fund offers a Dividend Reinvestment and Cash Purchase Plan which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this plan, please contact the Shareholder Servicing Agent at (800) 548-4521.

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors
Pilgrim Regional BankShares:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pilgrim Regional BankShares, as of December 31, 1995, and the related statements of operations and changes in net
assets and financial highlights for the year then ended.   These financial
statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. For all periods ending prior to January 1, 1995 the statement of changes in net assets and financial highlights were audited by other auditors whose report thereon dated January 19, 1995 expressed an unqualified opinion on those financial statements and financial highlights.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pilgrim Regional BankShares as of December 31, 1995, the results of its operations, changes in its net assets and its financial highlights for the year then ended as indicated above in conformity with generally accepted accounting principles.


                                    KPMG PEAT MARWICK LLP


Los Angeles, California
February 12, 1996

      TAX INFORMATION (UNAUDITED)


The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (December 31, 1995) as to the federal tax status of distributions received by the Fund's shareholders. Accordingly, the Fund is hereby advising you that the following dividends were declared during the fiscal year ended December 31, 1995.

Type of Dividend              Per Share Amount     Declaration Date    Payable Date
----------------              ----------------     ----------------    ------------
Ordinary Income                    $0.1853              06/30/95          07/24/95
                                    0.1553              12/19/95          01/15/96(1)
                                   -------
          Total                    $0.3406
                                   =======

Capital Gains                      $0.2708              06/30/95          07/24/95
                                    0.3743(2)           12/19/95          01/15/96(1)
                                   -------
          Total                    $0.6451
                                   =======

(1)  Taxable in 1995
(2) $0.0022 is a short-term capital gain distribution which is considered ordinary income for tax purposes.

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. The percentage of the Fund's fiscal year 1995 net investment income dividends that qualify for the corporate dividend received deductions is 99.92%.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund. In January 1996, your should have received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar year 1995.

Pilgrim America
      Funds
------------------

Open-End Funds
--------------

ELITE SERIES:
 . Pilgrim America MagnaCap Fund
 . Pilgrim America High Yield Fund
 . Pilgrim Government Securities Income Fund

MASTERS SERIES:
 . Pilgrim America Masters Asia-Pacific Equity Fund
 . Pilgrim America Masters MidCap Value Fund
 . Pilgrim America Masters LargeCap Value Fund

CLOSED-END FUNDS
----------------
 . Pilgrim Regional BankShares(SM)
 . Pilgrim Prime Rate Trust(TM)

MONEY MARKET FUND
-----------------
 . Pilgrim America General Money Market Shares

Pilgrim America General Money Market Shares is a class of the Cortland General Money Market Fund Series of Cortland Trust, Inc.

-------------------
Prospectuses containing more complete information about the money market and open-end funds, including charges and expenses, may be obtained from Pilgrim America Securities, Inc. Please read the Prospectus carefully before you invest or send money.

                                Pilgrim America
                                     Funds

                               PILGRIM REGIONAL
                                BANKSHARES(SM)


-------------------------------
Two Renaissance Square
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4424

-------------------------------

INVESTMENT MANAGER
Pilgrim America Investments, Inc.
Two Renaissance Square
40 North Central Avenue
Suite 1200
Phoenix, Arizona 85004-4424

SHAREHOLDER SERVICING AGENT
Investors Fiduciary Trust Company
P.O. Box 419338
Kansas City, Missouri 64141-6338
1-800-548-4521

TRANSFER AGENT
Investors Fiduciary Trust Company
P.O. Box 419338
Kansas City, Missouri 64141-6338

         -------


        Pilgrim America
            Funds


            This report is submitted for the general information of
               the shareholders of the fund. This report is not
             authorized for distribution to prospective investors
                  in the fund unless preceded or accompanied
                          by an effective prospectus.


Annual Report
December 31, 1995